SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
April 19, 2007
INTERNATIONAL GAME TECHNOLOGY
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-10684 (Commission File Number)	88-0173041 (I.R.S. Employer Identification Number)
9295 Prototype Drive, Reno, Nevada 89521
(Address of principal executive offices) (Zip Code)
(775) 448-7777
(Registrant’s telephone number, including area code)
not applicable
(Former name or former address, if changed since last report.)

Item 2.02. Results of Operations and Financial Condition.
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
On April 19, 2007, International Game Technology announced results for its most recent quarter ended March 31, 2007. The full text of the press release is furnished as Exhibit 99.1 to this report.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY (Registrant)
Date: April 19, 2007	By:	/s/ Maureen T. Mullarkey
		Name:	Maureen T. Mullarkey
Its: Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit
Number	Description
99.1	Earnings Release, dated April 19, 2007.